TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                   JANUARY 1, 1995, AS AMENDED SEPTEMBER 29,
                           1995, IS NOT A PROSPECTUS.
                     IT SHOULD BE READ IN CONJUNCTION WITH
           THE PROSPECTUS OF TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
              DATED JANUARY 1, 1995, AS AMENDED FROM TIME TO TIME,
                    WHICH CAN BE OBTAINED WITHOUT COST UPON
                     REQUEST TO THE PRINCIPAL UNDERWRITER,
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.
                       700 CENTRAL AVENUE, P.O. BOX 33030
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS


General Information and History.......................1
Investment Objective and Policies.....................1
 -Investment Policies.................................1
 -Repurchase Agreements...............................2
 -Loans of Portfolio Securities.......................2
 -Debt Securities.....................................2
 -Futures Contracts...................................4
 -Stock Index Options.................................6
 -Foreign Currency Hedging
   Transactions.......................................7
 -Investment Restrictions.............................8
 -Risk Factors.......................................11
 -Trading Policies...................................15
 -Personal Securities Transactions...................16
Management of the Fund...............................16
Director Compensation................................21
Principal Shareholders...............................22
Investment Management and Other Services.............22

 -Investment Management Agreement....................24
 -Management Fees....................................24
 -Templeton Investment Counsel, Inc..................24
 -Business Manager...................................25
 -Custodian and Transfer Agent.......................26
 -Legal Counsel......................................27
 -Independent Accountants............................27
 -Reports to Shareholders............................27
Brokerage Allocation.................................27
Purchase, Redemption and Pricing
  of Shares..........................................30
 -Ownership and Authority Disputes...................31
Tax Status...........................................32
Principal Underwriter................................37
Description of Shares................................38
Performance Information..............................39
Financial Statements.................................42


                        GENERAL INFORMATION AND HISTORY

         Templeton Capital Accumulator Fund, Inc. (the "Fund") was incorporated in Maryland on October 26, 1990 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company.

                       INVESTMENT OBJECTIVE AND POLICIES

         INVESTMENT POLICIES. The Fund's investment objective and policies are described in the Prospectus under the heading "General Description -- Investment Objective and Policies." The Fund may invest for defensive purposes in commercial paper which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which, at the date of investment, has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Templeton Investment Counsel, Inc. (the "Investment Manager") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, I.E., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral
(consisting  of  any  combination  of  cash,  U.S.   Government   securities  or
irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

         DEBT SECURITIES. The Fund may invest in debt securities which are rated no lower than Caa by Moody's or CCC by S&P or deemed to be of comparable quality by the Investment Manager. As an operating policy, the Fund will not invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

         Higher yielding corporate debt securities are ordinarily unrated or in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB or lower by S&P) and are generally considered to be predominantly speculative and, therefore, may involve greater volatility of price and risk of loss of principal and income (including the possibility of default or bankruptcy of issuers of such securities) than securities in the higher rating categories. A debt security rated Caa by Moody's is of poor standing. Such a security may be in default or there may be present elements of danger with respect to principal and interest. A debt security rated CCC by S&P is regarded, on balance, as speculative. Such a security will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

         The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the Fund must distribute substantially all of its income to Shareholders (see "Tax Status"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, so that it may satisfy the distribution requirement.

         Recent legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on the Fund's net asset value and investment practices.

         FUTURES CONTRACTS. The Fund's investment policies also permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the Investment Manager's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

         A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

         During or in anticipation of a period of market decline, the Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that the Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

         Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

         At the time the Fund purchases a stock index futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         STOCK INDEX OPTIONS. The Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain indicators.

         The Fund may write call options and put options only if they are "covered." A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Fund expires, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

         The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Investment Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. The Fund has imposed upon itself certain investment restrictions, which together with the investment objective, are fundamental policies. No changes in the Fund's investment objective or investment restrictions can be made without approval of the Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the Shares present at a Shareholders' meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund.

         In accordance with these restrictions, the Fund will not:

         1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except forward contracts and futures contracts as described in the Fund's Prospectus); or invest in other open-end investment companies.

         2. Purchase or retain securities of any company in which Directors or Officers of the Fund or of its Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S.
                  Government securities).

         4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

         5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the Fund may make margin payments in connection with futures contracts, forward contracts and options on securities indices and foreign currencies).

         6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may enter into repurchase agreements and lend its portfolio securities.

         7. Borrow money for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Board of Directors may by resolution approve.1 (For the purposes of this investment restriction, collateral arrangements with respect to margin for a futures contract or a forward contract are not deemed to be a pledge of assets.)

--------
                  1 As an operating policy approved by the Board of Directors, the Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the Shares of the Fund.

         8. Invest more than 5% of the value of the Fund's total assets in securities of issuers which have been in continuous operation less than three years.

         9. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this investment restriction. This investment restriction does not apply to options on securities indices.

         10. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized United States or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund are considered not readily marketable.

         11. Invest more than 25% of the Fund's total assets in a single industry.

         12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.
         13. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objective and Policies -- Trading Policies" as to transactions in the same securities for the Fund and other mutual funds with the same or affiliated advisers.)

         Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Assets are calculated as described in the Prospectus under the heading "How to Buy Shares of the Fund." Nothing in the investment policies or investment restrictions (except Investment Restrictions 10 and 11) shall be deemed to prohibit the Fund from purchasing securities pursuant to subscription rights distributed to the Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the Fund's status as a diversified investment company under the 1940 Act).

         RISK FACTORS. The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Investments in unlisted foreign securities raise liquidity concerns, and the Board of Directors of the Fund (or the Investment Manager under the supervision of the Board of Directors) will monitor, on a continuing basis, the status of the Fund's positions (and any anticipated positions) in these securities in light of the Fund's restriction against investments in illiquid securities exceeding 10% of its total net assets. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (5) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (6) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities
markets because they are relatively new and a substantial
proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

         The  Fund  may  be  affected   either   unfavorably   or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

         There are additional risks involved in stock index futures transactions. These risks relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         TRADING POLICIES. The Investment Manager and its affiliated companies serve as investment manager to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance;
(2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                             MANAGEMENT OF THE FUND

         The name, address, principal occupation during the past five years and other information with respect to each of the Directors and Principal Executive Officers of the Fund are as follows:

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH FUND                                    DURING PAST FIVE YEARS


HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Director
Chairman of the Board, president and
chief executive officer of General Host
Corporation (nursery and craft centers);
and a director of RBC Holdings (U.S.A.)
Inc. (a bank holding company) and Bar-S
Foods. Age 63.

NICHOLAS F. BRADY*
The Bullitt House
102 East Dover Street
Easton, Maryland
  Director
Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm), (1994-present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury (1988-January 1993); and chairman of the board of Dillion, Read & Co. Inc. (investment banking) prior thereto. Age 65.


F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Director
Retired; formerly, credit adviser for
National Bank of Canada, Toronto. Age
85.

HASSO-G VON DIERGARDT-
NAGLO
R.R. 3
Stouffville, Ontario
  Director
Farmer; and president of Clairhaven
Investments, Ltd. and other private
investment companies. Age 79.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Director
Member of the law firm of Pitney, Hardin, Kipp & Szuch; and a director of General Host Corporation. Age 63.

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Director
President of Galbraith Properties, Inc.
(personal investment company); director
of Gulfwest Banks, Inc. (bank holding
company) (1995-present) and Mercantile
Bank (1991-present); vice chairman of
Templeton, Galbraith & Hansberger Ltd.
(1986-1992); and chairman of Templeton
Funds Management, Inc. (1974-1991). Age
74.



ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Director
Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age 72.

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group. Age 62.

CHARLES E. JOHNSON*
500 East Broward Blvd.
NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH FUND                                    DURING PAST FIVE YEARS


Fort Lauderdale, Florida
  Director
Senior vice president and director of Franklin Resources, Inc.; senior vice president of Franklin Templeton Distributors, Inc.; president and director of Franklin Institutional Service Corporation and Templeton Worldwide, Inc.; chairman of the board of Templeton Investment Counsel, Inc.; vice president and/or director, as the case may be, for some of the subsidiaries of Franklin Resources, Inc.; and an officer and/or director or trustee, as the case may be, of 24 the investment companies in the Franklin Templeton Group. Age 39.

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Director
Director or trustee of various civic
associations; formerly, economic
analyst, U.S. Government. Age 66.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH FUND                                    DURING PAST FIVE YEARS


GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Director
Chairman of White River Corporation (information services); director of Fund America Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, Fusion Systems Corporation, Infovest Corporation, and Medimmune, Inc.; and formerly held the following positions: chairman of Hambrecht and Quist Group; director of H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc.
Age 67.

FRED R. MILLSAPS
2665 NE 37th Drive
Fort Lauderdale, Florida
  Director
Manager of personal investments (1978- present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations. Age 66.

GARY P. MOTYL
500 East Broward Blvd.
Fort Lauderdale, Florida
  President
Senior vice president and director of Templeton Investment Counsel, Inc.; director of Templeton Global Investors, Inc.; and president or vice president of other Templeton Funds. Age 43.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President President and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator, Roy West Trust Corporation (Bahamas) (1984- 1985). Age 35.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH FUND                                    DURING PAST FIVE YEARS


MARTIN L. FLANAGAN
777 Mariners Island
Blvd.
San Mateo, California
  Vice President Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton
Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; director or trustee, president or vice president of various Templeton Funds; accountant, Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President
Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president
of  Franklin  Templeton   Distributors,   Inc.;  formerly,  vice  president  and
controller, the Keystone Group, Inc. Age 55.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary
Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer
Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager, Ernst & Young (certified public accountants) (1977- 1989). Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Investor Services, Inc.; formerly, partner, Grant Thornton, independent public accountants (1976- 1988). Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads. Age 50.



* These are Directors who are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Directors, except that Mr. Charles B. Johnson is the father of Mr. Charles E. Johnson.

                             DIRECTOR COMPENSATION

         All of the Fund's Officers and Directors also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Fund to any officer or Director who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Fund currently pays the independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting attended of the Board and its Committees. The independent Directors and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Fund expenses.

         The following table shows the total compensation paid to the Directors by the Fund and by all investment companies in the Franklin Templeton Group:

                                                                     Number of          Total Compensation
                                     Aggregate                 Franklin Templeton       from all Funds in
Name of                             Compensation               Fund Boards on which       Franklin Templeton
DIRECTOR                            FROM THE FUND*               DIRECTOR SERVES                GROUP**
--------                            --------------            ----------------------    ---------------
Harris J. Ashton                      $2,000                       54                      $ 319,925
Nicholas F. Brady                      1,000                       23                         86,125
F. Bruce Clarke                        3,000                       19                         95,275
Hasso-G von Diergardt-Naglo            2,000                       19                         75,275
S. Joseph Fortunato                    2,000                       56                        336,065
John Wm. Galbraith                         0                       22                              0
Andrew H. Hines, Jr.                   3,500                       23                        106,125
Betty P. Krahmer                       2,000                       23                         75,275
Gordon S. Macklin                      2,000                       51                        303,685
Fred R. Millsaps                       3,500                       23                        106,125

---------------

*        For the fiscal year ended August 31, 1994.
**       For the calendar year ended December 31, 1994.

                             PRINCIPAL SHAREHOLDERS

         As of December 2, 1994 there were 2,860,305 Shares of the Fund outstanding. As of that date, no Shares were owned beneficially by any Directors or Officers of the Fund. As of December 2, 1994, to the knowledge of management, no person owned beneficially 5% or more of the Fund's outstanding Shares.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENT. The Investment Manager of the Fund is Templeton Investment Counsel, Inc. a Florida corporation with offices in Fort Lauderdale, Florida. On October
30, 1992, the Investment Manager assumed the investment management duties of Templeton, Galbraith & Hansberger Ltd. ("TGH"), a Cayman Islands corporation, with respect to the Fund in connection with the merger of the business of TGH with that of Franklin Resources, Inc. ("Franklin"). The Investment Management Agreement, dated October 30, 1992, was approved by Shareholders of the Fund on October 30, 1992, was last approved by the Board of Directors, including a majority of the Directors who were not parties to the Agreement or interested persons of any such party, at a meeting on December 6, 1994, and will continue through December 31, 1995. The Investment Management Agreement continues from year to year, subject to approval annually by the Board of Directors or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Directors who are not parties to the Investment Management Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         The Investment Management Agreement requires the Investment Manager to manage the investment and reinvestment of the Fund's assets. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

         The Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of, or otherwise benefit, the Investment Manager and other investment advisory clients of the Investment Manager and of its affiliates, as well as the Fund, the value of such services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

         When the Investment Manager determines to buy or sell the same securities for the Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Fund's Board of Directors, to be impartial and fair, in order to seek good results for all parties (see "Investment Objective and Policies -- Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the Compliance Officer of the Fund so that the non-interested Directors (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable for all parties.

         The Investment Management Agreement further provides that the Investment Manager shall have no liability to the Fund or any Shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Investment Management Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Fund in office at the time or by vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act).

         MANAGEMENT FEES. For its services, the Fund pays the Investment Manager a monthly fee equal on an annual basis to 0.75% of its average daily net assets during the year. During the fiscal years ended August 31, 1994, 1993 and 1992 the Investment Manager (and, prior to October 30, 1992, Old TGH, the Fund's previous investment manager) received from the Fund under the Investment Management Agreement and agreements in effect prior to October 30, 1992, fees of $208,441, $92,387, and $45,817, respectively. The Investment Manager will comply with any applicable state regulations which may require the Investment Manager to make reimbursements to the Fund in the event that the Fund's aggregate operating expenses, including the management fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to the Fund is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         TEMPLETON INVESTMENT COUNSEL, INC. The Investment Manager is an indirect wholly owned subsidiary of Franklin, a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Director and officer of the Fund), Rupert H. Johnson, Jr., and R. Martin Wiskemann are principal shareholders of Franklin and own, respectively, approximately 20%, 16% and 9.2% of its outstanding shares. Messrs. Charles B. Johnson and Rupert
H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Global Investors, Inc., performs certain administrative functions for the Fund including:

         o providing office space, telephone, office equipment and supplies for the Fund;

         o paying compensation of the Fund's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Fund;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other communications with individual Shareholders;

         o supervising publication of daily quotations of the bid and asked prices of the Fund's Shares, earnings reports and other financial data;

         o daily pricing of the Fund's investment portfolio and preparing and monitoring relationships with organizations serving the Fund, including the Custodian and printers;

         o         providing trading desk facilities for the Fund;

         o        supervising   compliance  by  the  Fund  with   record-keeping
                  requirements under the 1940 Act, regulations thereunder and with state regulatory requirements; maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent); and preparing and filing tax reports other than the Fund's income tax returns; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Fund's average daily net assets, reduced to 0.135% annually of the Fund's net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to a fee of 0.075% annually of such net assets in excess of $1,200,000,000. Since the Business

Manager's fee covers services often provided by investment advisers to other funds, the Fund's combined expenses for advisory and administrative services may be higher than those of other investment companies.

         During the fiscal years ended August 31, 1994, 1993 and 1992, the Business Manager (and, prior to April 1, 1993, Templeton Funds Management, Inc., the previous business manager) received business management fees of $41,690, $18,477, and $9,164, respectively. The Business Manager has voluntarily agreed to temporarily waive all or a portion of its Business Management fee and reimburse the Fund for other operating expenses such that the Fund's operating expenses will not exceed 1.00%.

         The Business Manager is relieved of liability to the Fund for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement. The Business Management Agreement may be terminated by the Fund at any time on 60 days' written notice without payment of penalty provided that such termination by the Fund shall be directed or approved by vote of a majority of the Directors of the Fund in office at the time or by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and shall terminate automatically and immediately in the event of its assignment.

         Templeton Global Investors, Inc. is an indirect wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Fund's assets, which are maintained at the custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the
Fund's Transfer Agent. Services performed by the Transfer Agent include processing purchase and redemption orders; making dividend payments, capital gain distributions and reinvestments; and handling all routine communications with Shareholders. The Transfer Agent receives from the Fund an annual fee of $13.74 per Shareholder account plus out-of-pocket expenses. These fees are adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Fund.

         INDEPENDENT ACCOUNTANTS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serve as independent accountants for the Fund. Their audit services comprise examination of the Fund's financial statements and review of the Fund's filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").

         REPORTS TO SHAREHOLDERS. The Fund's fiscal year ends on August 31. Shareholders are provided at least semiannually with reports showing the Fund's portfolio and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                              BROKERAGE ALLOCATION

         The Investment Management Agreement provides that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. It is not the duty of the Investment Manager, nor does it have any obligation, to provide a trading desk for the Fund's portfolio transactions.

         All decisions and placements are made in accordance with the following principles:

         1.       Purchase and sale orders will usually be placed with
                  brokers who are selected by the Investment Manager as
                  able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account
                  the other provisions hereinafter set forth.  The
                  determination of what may constitute best execution and
                  price in the execution of a securities transaction by a
                  broker involves a number of considerations, including,
                  without limitation, the overall direct net economic
                  result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager and the Fund in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, the Investment Manager takes into account their past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act), and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment
                  Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were recommended or paid only for products or services which provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (a) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Fund and the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreement with the Fund. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreement. Research furnished by brokers through whom the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in the Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5.       Sales of Templeton Capital Accumulation Plans (the
                  "Plans"), and thus sales of Fund Shares (which shall be deemed to also include shares of other investment companies registered under the 1940 Act which have either the same investment manager or an investment manager affiliated with the Fund's Investment Manager), made by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Director or officer of the Fund, nor the Investment Manager or Principal Underwriter or any person affiliated with either of them, has any material direct or indirect interest in any broker employed by or on behalf of the Fund. Franklin Templeton Distributors, Inc., the Principal Underwriter for the Fund, is a registered broker-dealer but has never executed any purchase or sale transactions for the Fund's portfolio or participated in commissions on any such transactions, and it has no intention of doing so in the future. During the fiscal years ended August 31, 1994, 1993 and 1992, the Fund paid a total of $62,000, $46,000, and $8,540, respectively, in brokerage commissions. All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Investment Manager, are equal to the best available within the scope of the Fund's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Fund has entered into an agreement with Franklin Templeton Distributors, Inc. ("FTD"), under which the Fund will issue Shares at net asset value to Franklin Templeton Trust Company ("FTTC") as custodian for the unit investment trust entitled "Templeton Capital Accumulation Plans." The Fund will not offer its Shares publicly except through the Plans. Except in cases where Planholders have liquidated their Plans and received Fund Shares in distribution as a result of the liquidation privilege under a Plan, it is not generally contemplated that any person, other than FTTC, as custodian, will directly hold any Shares of the Fund. The terms of the offering of the Plans are contained in the prospectus for the Plans.

         Other funds advised by the Investment Manager, including those having capital growth as an objective, are currently being offered with a sales charge that, when compared to the early years of a Plan, would be less than the sales and creation charges for the Plans. Investors wishing information on any of these funds may contact FTD at the address shown on the cover.

         The Prospectus describes the manner in which the Fund's Shares may be redeemed by investors who hold Shares directly.
See "How to Sell Shares of the Fund."

         Shares of the Fund are sold to the Plans at net asset value and delivered directly to the Plans' custodian. Net asset value per Share is determined as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Fund's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per Share, and therefore effects sales and redemptions of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and, if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Directors.

         The Board of Directors may establish procedures under which the Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of the Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a

Shareholder's account, the Fund has the right (but has no obligation) to: (1) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (2) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Fund may surrender ownership of all or a portion of an account to the IRS in response to a Notice of Levy.

                                   TAX STATUS

         The Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income and to distribute at least annually any realized net capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to qualify as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for United States Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

         For Federal tax purposes, Planholders will be regarded as Shareholders of the Fund. Frequently, state and local taxes follow Federal tax laws; accordingly, Planholders in such states and localities will likewise be taxable under state and local tax laws as if they were Shareholders of the Fund. However, since state and local tax laws may vary, Planholders should consult their tax advisers about questions relating to their tax treatment as participants in the Plans.

         Dividends representing net investment income and net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If, at the close of any fiscal year, more than 50% of the value of the Fund's total assets are invested in securities of foreign corporations (as to which no assurance can be given), the Fund may elect pursuant to section 853 of the Code to pass through to its Shareholders the foreign income and similar taxes paid by the Fund in order to enable the Shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. In that case, a Shareholder must include in his gross income on his Federal income tax return both dividends received by him from the Fund and also the amount which the Fund advises him is his pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends on other income of the Fund from its foreign investments. The Shareholder may then subtract from his Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as a deduction from his gross income; however, as in the case of investors receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations.

         Certain options, futures, and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements   relating  to  the  Fund's  tax  status  as  a  regulated
investment company may limit the extent to which the Fund will be able to engage in transactions in options, forward contracts and futures contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If foreign exchange losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares.

         The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         The Fund may be able to elect alternative tax treatment with respect to PFIC shares. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

         Upon the sale or exchange of his Shares, a Shareholder generally will realize a taxable gain or loss depending upon the basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains designated by the Fund as capital gain dividends received by the Shareholder with respect to such Shares.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of shares of stock. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares of stock.

         The Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certification as the Fund may require, (2) the IRS notifies the Shareholders, the Custodian, or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Ordinary dividends and capital gain distributions declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         As indicated, distributions also may be subject to state, local, and other taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. Shareholders are advised to consult their tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the
"Principal Underwriter"), P.O. Box 33030, St. Petersburg, Florida

33733-8030 -- toll free telephone (800) 237-0738, is the Principal Underwriter of the Fund's Shares. FTD is a wholly owned subsidiary of Franklin.

         The Distribution Agreement provides that the Fund shall pay the costs and expenses incident to registering and qualifying its Shares for sale under the Securities Act of 1933 and under the applicable securities laws of the jurisdictions in which the Principal Underwriter desires to distribute the Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter is responsible for the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Fund pays costs of preparation, set-up and initial supply of the Fund's Prospectus for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party on 60 days' written notice to the other, provided termination by the Fund shall be approved by the Board of Directors or a majority (as defined in the 1940 Act) of the Shareholders. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful
misfeasance,   bad  faith,   gross  negligence  or  reckless  disregard  of  its
obligations.

         During the fiscal years ended August 31, 1994, 1993 and 1992, the Principal Underwriter, as sponsor of the Plans, retained $336,780, $185,919, and $38,778 or approximately 8.8%, 8.6%, and 2.17% of the gross sales commissions, respectively, attributable to sales of the Plans.

         FTD is the principal underwriter for the other Templeton Funds.

                             DESCRIPTION OF SHARES

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Directors at a meeting at which 50% of the outstanding Shares are present can elect all the Directors and, in such event, the holders of the remaining Shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

                            PERFORMANCE INFORMATION

         The Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Fund over periods of one, five and ten years, calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's total returns will not include the effect of paying the sales and creation charges associated with the purchase of Shares of the Fund through the Plans; of course, total returns would be lower if the sales and creation charges were taken into account. The Fund's average annualized total return for the fiscal year ended August 31, 1994 and the period from March 1, 1991 (commencement of operations) to August 31, 1994 was 20.47% and 16.89%, respectively.

         Performance information for the Fund may be compared in reports and promotional literature to: (1) the S&P 500 Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (2) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, the Fund and the Investment Manager may also refer to the following information:

         (1) The Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         (4)      The geographic distribution of the Fund's portfolio.

         (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

         (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         (9) Allegorical stories illustrating the importance of persistent long-term investing.

         (10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

         (11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         (12) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."
--------
               * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

                  o         "Learn from your mistakes."

                  o         "Outperforming the market is a difficult task."

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, the Fund and the Investment Manager may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                              FINANCIAL STATEMENTS

         The financial statements contained in the Fund's Annual Report to Shareholders dated August 31, 1994 are incorporated herein by reference.































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